Exhibit 4.1

THIS CERTIFICATE HAS BEEN EXECUTED BY TRUSTEES OR OFFICERS OF BRT REALTY TRUST (THE “TRUST”) IN THEIR REPRESENTATIVE CAPACITY UNDER THE DECLARATION OF TRUST OF BRT REALTY TRUST DATED JUNE 16, 1972, AS AMENDED FROM TIME TO TIME, AND NOT INDIVIDUALLY. THE OBLIGATIONS HEREUNDER ARE NOT BINDING ON, NOR SHALL RESORT BE HAD TO THE PROPERTY OF, ANY OF THE TRUSTEES, THEIR EMPLOYEES OR THE SHAREHOLDERS OF THE TRUST INDIVIDUALLY, BUT ONLY UPON THE TRUSTEES AS TRUSTEES AND UPON THE TRUST PROPERTY.

CERTIFICATE FOR SHARES

OF BENEFICIAL INTEREST

            $3 PAR VALUE

NUMBER	SHARES

FORMED UNDER THE LAWS OF THE	CUSSIP 055645 30 3
STATE OF MASSACHUSETTS	See reverse for certain definitions

BRT REALTY TRUST

This Certifies that

SPECIMEN

is the registered holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE BENEFICIAL INTEREST $3 PAR VALUE IN

BRT Realty Trust (The “Trust”), a Massachusetts voluntary association by a Declaration of Trust dated June 16, 1972, as amended from time to time, together with all amendments thereto (the “Declaration”) is on file with the Secretary of The Commonwealth of Massachusetts. The provisions of the Declaration are hereby incorporated in and made part of this certificate as fully as if set forth herein in their entirety to all of which provisions the holder and every transferee or assignee hereof by accepting or holding the same agrees to be bound. SEE REVERSE FOR EXISTANCE OF REDEMPTION AND PROHIBITION OF TRANSFER PROVISIONS GOVERNING THE SHARES REPRESENTED BY THIS CERTIFICATE. The certificate and the shares represented hereby are registerable and transferable on the books of the Trust by the registered holder hereof in presence or by attorney upon surrender of this certificate properly endorsed or assigned to the same extent as a stock certificate for shares of a Massachusetts business corporation. This certificate is issued by the Trustees of BRT Realty Trust, acting not individually but as Trustees, and is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY	[SEAL]	PRESIDENT

AUTHORIZED SIGNATURE

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY

(New York, N.Y.)

BRT REALTY TRUST

PROVISIONS RELATING TO REDEMPTION AND PROHIBITION OF TRANSFER OF SHARES

IF NECESSARY TO EFFECT COMPLIANCE BY THE TRUST WITH CERTAIN REQUIREMENTS OF THE INTERNAL REVENUE CODE, THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO REDEMPTION BY THE TRUSTEES OF THE TRUST AND THE TRANSFER THEREOF MAY BE PROHIBITED UPON THE TERMS AND CONDITIONS SET FORTH IN THE DECLARATION OF TRUST. THE TRUST WILL FURNISH A COPY OF SUCH TERMS AND CONDITIONS TO THE REGISTERED HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE TO ENABLE THE TRUSTEES TO DETERMINE WHETHER ACTUAL AND CONSTRUCTIVE OWNERSHIP OF SHARES OF THE TRUST IS IN CONFORMITY WITH SUCH REQUIREMENTS. EACH HOLDER OF THE SHARES REPRESENTED BY THE WITHIN CERTIFICATE SHALL UPON DEMAND DISCLOSE TO THE TRUSTEES IN WRITING SUCH INFORMATION AS THEY MAY DEEM NECESSARY FOR SUCH PURPOSE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT -	Custodian
(Cust) (Minor)
TEN ENT	- as tenants by the entireties		under Uniform Gifts to Minors

JT TEN	- as joint tenants with right of survivorship and right as tenants in common	Act	________________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                         hereby sell)(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE.

Shares of

Beneficial Interest represented by the within Certificate, hereby irrevocably constituting and appointing

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:______________________________

(Sign here)
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.